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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 1, 1999



                                 7TH LEVEL, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                   0-24936                                75-2480669
    (State or other jurisdiction of               (Commission File Number)               (IRS Employer Identification
             incorporation)                                                                        Number)



             925 WESTCHESTER AVENUE
             WHITE PLAINS, NEW YORK                             10604
             (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (914) 682-4300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5.       OTHER EVENTS

         On June 1, 1999, the Registrant entered into an Agreement and Plan of Merger with ViaGrafix Corporation providing for the merger of 7th Level Merger Corporation, a wholly-owned subsidiary of the Registrant, with and into ViaGrafix. Under the terms of the Agreement and Plan of Merger, the Registrant will acquire all of the shares of common stock of ViaGrafix. Each share of ViaGrafix common stock will be exchanged for 1.846 shares of the Registrant's common stock The closing of the acquisition of ViaGrafix is subject to a number of customary conditions, including the vote of both companies' stockholders and registration of the Registrant's common stock to be issued in the merger. The Agreement and Plan of Merger is attached hereto as Exhibit 2.3 and incorporated by reference herein.

         On June 1, 1999, the Registrant entered into a Voting Agreement wth Michael A. Webster, the Chairman of the Board, President and Chief Executive Officer of ViaGrafix, and Robert E. Webster, the Executive Vice President and Secretary of ViaGrafix, which contains the agreement of the parties thereto to vote all of their shares of ViaGrafix common stock for the approval of the Agreement and Plan of Merger and the transactions contemplated therein. The Voting Agreement is attached hereto as Exhibit 10.46 and incorporated by reference herein.

         On June 1, 1999, ViaGrafix entered into a Voting Agreement with certain stockholders of the Registrant which contains the agreement of the parties thereto to vote their shares of the Registrant's common stock listed in the Voting Agreement for the approval of the Agreement and Plan of Merger and the transactions contemplated therein. The voting Agreement is attached hereto as
Exhibit 10.47 and incorporated by reference herein.

         ViaGrafix's training courses include interactive multimedia courses and tutorials for IT training and other subjects for a variety of computer software. ViaGrafix has an existing library of more than 1,000 titles. Its subsidiary, eTracks.com, Inc., provides interactive email broadcast services for businesses that rely on Web-based commerce and transactions and operates ClubMail, which in less than two years has developed an online community of more than 500,000 members.

 ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         2.3 Agreement and Plan of Merger, dated as of June 1, 1999, by and among 7th Level, Inc., 7th Level Merger Corporation and ViaGrafix Corporation.

         10.46 Voting Agreement, dated as of June 1, 1999, by and among 7th Level, Inc., Michael A. Webster and Robert E. Webster.

         10.47 Voting Agreement, dated as of June 1, 1999, by and among ViaGrafix Corporation and certain stockholders of 7th Level, Inc. named therein.

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         10.48 Form of Employment Agreement by and between 7th Level, Inc. and
Michael A. Webster.

         10.49 Form of Employment Agreement by and between 7th Level, Inc. and Robert E. Webster.

         10.50 Form of Non-Competition Agreement by and between 7th Level, Inc. and Michael A. Webster.

         10.51 Form of Non-Competition Agreement by and between 7th Level, Inc. and Robert E. Webster.

         10.52 Form of Indemnity Agreement by and among 7th Level, Inc., Michael
A. Webster, Robert E. Webster and Robert C. Moore, Jr.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   7TH LEVEL, INC.



                                   By:
                                      ------------------------------------
                                      Marc E. Landy
                                      Vice President, Chief Financial Officer
                                      and Secretary

Date: June ___, 1999

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                                INDEX TO EXHIBITS


EXHIBIT NO.

2.3 Agreement and Plan of Merger, dated as of June 1, 1999, by and among 7th Level, Inc., 7th Level Merger Corporation and ViaGrafix Corporation.

10.46 Voting Agreement, dated as of June 1, 1999, by and among 7th Level, Inc., Michael A. Webster and Robert E. Webster.

10.47 Voting Agreement, dated as of June 1, 1999, by and among ViaGrafix Corporation and certain stockholders of 7th Level, Inc. named therein.

10.48   Form of Employment Agreement by and between 7th Level, Inc. and Michael
        A. Webster.

10.49   Form of Employment Agreement by and between 7th Level, Inc. and Robert
        E. Webster.

10.50 Form of Non-Competition Agreement by and between 7th Level, Inc. and Michael A. Webster.

10.51 Form of Non-Competition Agreement by and between 7th Level, Inc. and Robert E. Webster.

10.52 Form of Indemnity Agreement by and among 7th Level, Inc., Michael A. Webster, Robert E. Webster and Robert C. Moore, Jr.